SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

Paradyne Networks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26485	75-2658219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8545 126th Avenue North

Largo, Florida 33773

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (727) 530-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2004, Paradyne Networks, Inc. (“Paradyne”) filed a Current Report on Form 8-K/A furnishing a press release that announced Paradyne’s financial results for the quarter ended September 30, 2004. Due to a problem with Paradyne’s EDGAR service provider, however, Paradyne’s condensed unaudited consolidated balance sheet at September 30, 2004 was inadvertently excluded from the press release. Paradyne is filing this current Report on Form 8-K/A to (i) furnish a complete copy of the press release, including a copy of the condensed unaudited consolidated statements of operation for the three and nine months ended September 30, 2004 and a copy of the condensed unaudited consolidated balance sheets at September 30, 2004, and (ii) furnish a copy of the transcript of the telephone conference call held on October 21, 2004 that was complementary to the press release. The press release and the transcript are furnished as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 26, 2004

Paradyne Networks, Inc.

By:	/s/ Sean E. Belanger
Sean E. Belanger
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 21, 2004 relating to financial results for the fiscal quarter ended September 30, 2004

99.2	Transcript of Paradyne Network, Inc. earnings conference call on October 21, 2004 at 5:00 p.m. EST.